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                                                                    EXHIBIT 23.5

                    (FORMERLY LEWANDOWSKI ZALICK & COMPANY)

                        CONSENT OF INDEPENDENT AUDITORS

    We consent to the use in this Registration Statement on Form S-1 of our reports dated May 4, 1994, appearing in the Prospectus, which is part of the Registration Statement.

    We also consent to the reference to us under the heading "Experts" in such Prospectus.

                                          ZALICK, TOROK, KIRGESNER, COOK & CO.


Cleveland, Ohio
January 22, 1997